UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 3, 2011
(Date of earliest event reported:  June 2, 2011)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 2, 2011, Revlon, Inc. (the "Company’’) held its 2011 Annual Stockholders' Meeting (the "Meeting") at which the Company's stockholders: (i) approved the re-election of each of the eleven (11) director nominees standing for re-election and named in the Company's proxy statement, dated April 19, 2011 (the "Proxy Statement"), to serve as directors until the next annual stockholders' meeting and until such directors' respective successors are elected and shall have been qualified, consisting of:  Ronald O. Perelman, Alan S. Bernikow, Paul J. Bohan, Alan T. Ennis, Meyer Feldberg, David L. Kennedy, Debra L. Lee, Tamara Mellon, Richard J. Santagati, Barry F. Schwartz and Kathi P. Seifert; (ii) ratified the selection by the Audit Committee of the Company's Board of Directors of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm for 2011; (iii) approved, on an advisory, non-binding basis, the Company's executive compensation, as disclosed pursuant to Item 402 of Regulation S-K, including as disclosed in the "Compensation Discussion and Analysis," compensation tables and accompanying narrative set forth in the Proxy Statement ("say-on-pay"); and (iv) recommended, on an advisory, non-binding basis, that the Company conduct future "say-on-pay" votes every three (3) years.

The following is a tabulation of the votes cast at the Meeting with respect to Proposal No. 1 (the election of Directors):

Proposal No. 1 – Election of Directors
Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Ronald O. Perelman	74,885,698	470,198	12,490,760
Alan S. Bernikow	74,974,799	381,097	12,490,760
Paul J. Bohan	75,107,227	248,669	12,490,760
Alan T. Ennis	75,065,220	290,676	12,490,760
Meyer Feldberg	74,331,467	1,024,429	12,490,760
David L. Kennedy	74,956,191	399,705	12,490,760
Debra L. Lee	75,029,388	326,508	12,490,760
Tamara Mellon	75,107,270	248,626	12,490,760
Richard J. Santagati	74,974,320	381,576	12,490,760
Barry F. Schwartz	73,219,162	2,136,734	12,490,760
Kathi P. Seifert	74,972,102	383,794	12,490,760

The following is a tabulation of the votes cast at the Meeting with respect to Proposal No. 2 (consideration of ratifying the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2011):

Proposal No. 2 *	Votes For	Votes Against	Abstentions
Ratification of Selection of KPMG LLP	87,712,399	118,842	15,415

* There were no broker non-votes with respect to the ratification of the Audit Committee’s selection of KPMG, as this was a "routine" proposal.

The following is a tabulation of the advisory, non-binding votes cast at the Meeting with respect to Proposal No. 3 ("say-on-pay"):

Proposal No. 3	Votes For	Votes Against	Abstentions	Broker Non-Votes
"Say-On-Pay"	75,074,584	244,526	36,786	12,490,760

The following is a tabulation of the advisory, non-binding votes cast at the Meeting with respect to Proposal No. 4 (frequency of future "say-on-pay" votes):

Proposal No. 4	Every One (1) Year	Every Two (2) Years	Every Three (3) Years	Abstentions	Broker Non-Votes
Recommendation on the Future Frequency of Advisory Votes on Executive Compensation	11,627,582	41,564	63,647,854	38,896	12,490,760

In accordance with section (d) of Item 5.07 of Form 8-K, per the recommendation of the Company's stockholders, the Company intends to include an advisory vote on the compensation of its executives in its proxy materials every three (3) years, until the next required stockholder vote on the frequency of "say-on-pay" votes on the compensation of the Company's named executive officers or the Company's Board of Directors otherwise determines that a different frequency of "say-on-pay" votes is in the best interests of the Company's stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

By:	/s/ Michael T. Sheehan
Michael T. Sheehan
Senior Vice President, Deputy General
Counsel & Secretary

Date:  June 3, 2011

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